EXHIBIT 99.1

BEAZER HOMES USA, INC.
SELECTED HISTORICAL OPERATING AND FINANCIAL DATA
RECLASSIFIED TO REFLECT SEGMENT REPORTING
(Dollars in thousands)

	Fiscal Year Ended September 30, 2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Closings
West	1,093	1,249	1,630	1,714	5,686
Mid-Atlantic	370	366	439	695	1,870
Florida	320	386	528	1,002	2,236
Southeast	897	783	933	1,382	3,995
Other homebuilding	894	818	1,101	1,546	4,359
Total closings	3,574	3,602	4,631	6,339	18,146
New orders, net of cancellations
West	1,254	1,755	1,464	1,200	5,673
Mid-Atlantic	507	561	514	434	2,016
Florida	449	559	591	696	2,295
Southeast	719	1,098	1,242	1,313	4,372
Other homebuilding	616	1,266	1,391	1,294	4,567
Total new orders	3,545	5,239	5,202	4,937	18,923
Backlog units at end of period
West	3,168	3,674	3,508	2,994	2,994
Mid-Atlantic	1,184	1,379	1,454	1,193	1,193
Florida	1,329	1,502	1,565	1,259	1,259
Southeast	1,199	1,514	1,823	1,754	1,754
Other homebuilding	1,547	1,995	2,285	2,033	2,033
Total backlog units	8,427	10,064	10,635	9,233	9,233

Homebuilding Revenue
West	$384,442	$416,197	$533,667	$612,516	$1,946,822
Mid-Atlantic	128,671	157,514	207,330	347,199	840,714
Florida	82,088	95,476	139,181	281,709	598,454
Southeast	150,624	140,622	185,873	271,793	748,912
Other homebuilding	157,049	150,729	196,839	283,274	787,891
Total homebuilding revenue	$902,874	$960,538	$1,262,890	$1,796,491	$4,922,793

Land and Lot Sale Revenue
West	$-	$-	$-	$-	$-
Mid-Atlantic	-	3,420	3,949	-	7,369
Florida	57	439	-	-	496
Southeast	(105)	258	11,460	505	12,118
Other homebuilding	1,263	3,646	5,380	4,255	14,544
Total land and lot revenue	$1,215	$7,763	$20,789	$4,760	$34,527

Total Revenue
West	$384,442	$416,197	$533,667	$612,516	$1,946,822
Mid-Atlantic	128,671	160,934	211,279	347,199	848,083
Florida	82,145	95,915	139,181	281,709	598,950
Southeast	150,519	140,880	197,333	272,298	761,030
Other homebuilding	158,312	154,375	202,219	287,529	802,435
Financial Services	10,854	11,310	13,708	18,438	54,310
Intercompany elimination	(3,116)	(3,363)	(4,160)	(5,638)	(16,277)
Total revenue	$911,827	$976,248	$1,293,227	$1,814,051	$4,995,353

BEAZER HOMES USA, INC.
SELECTED HISTORICAL OPERATING AND FINANCIAL DATA
RECLASSIFIED TO REFLECT SEGMENT REPORTING
(Dollars in thousands)

	Fiscal Year Ended September 30, 2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Closings
West	1,137	1,315	1,444	1,564	5,460
Mid-Atlantic	318	367	409	489	1,583
Florida	350	328	443	495	1,616
Southeast	882	839	865	1,247	3,833
Other homebuilding	921	835	900	1,303	3,959
Total closings	3,608	3,684	4,061	5,098	16,451
New orders, net of cancellations
West	1,394	1,750	1,710	1,469	6,323
Mid-Atlantic	316	403	427	367	1,513
Florida	384	511	616	550	2,061
Southeast	640	1,092	1,015	979	3,726
Other homebuilding	570	1,276	1,101	911	3,858
Total new orders	3,304	5,032	4,869	4,276	17,481
Backlog units at end of period
West	2,401	2,836	3,102	3,007	3,007
Mid-Atlantic	1,115	1,151	1,169	1,047	1,047
Florida	789	972	1,145	1,200	1,200
Southeast	1,242	1,495	1,645	1,377	1,377
Other homebuilding	1,575	2,016	2,217	1,825	1,825
Total backlog units	7,122	8,470	9,278	8,456	8,456

Homebuilding Revenue
West	$313,458	$357,740	$417,610	$450,631	$1,539,439
Mid-Atlantic	100,209	125,965	151,775	181,647	559,596
Florida	82,680	80,611	107,877	119,197	390,365
Southeast	136,328	140,881	150,464	206,355	634,028
Other homebuilding	160,622	148,441	162,235	229,416	700,714
Total homebuilding revenue	$793,297	$853,638	$989,961	$1,187,246	$3,824,142

Land and Lot Sale Revenue
West	$3,779	$10,652	$-	$-	$14,431
Mid-Atlantic	150	-	-	-	150
Florida	-	15	-	-	15
Southeast	877	-	1,371	9,959	12,207
Other homebuilding	2,929	3,164	9,199	2,607	17,899
Total land and lot revenue	$7,735	$13,831	$10,570	$12,566	$44,702

Total Revenue
West	$317,237	$368,392	$417,610	$450,631	$1,553,870
Mid-Atlantic	100,359	125,965	151,775	181,647	559,746
Florida	82,680	80,626	107,877	119,197	390,380
Southeast	137,205	140,881	151,835	216,314	646,235
Other homebuilding	163,551	151,605	171,434	232,023	718,613
Financial Services	12,146	12,294	11,531	15,169	51,140
Intercompany elimination	(3,070)	(3,182)	(2,783)	(3,840)	(12,875)
Total revenue	$810,108	$876,581	$1,009,279	$1,211,141	$3,907,109

BEAZER HOMES USA, INC.
SELECTED HISTORICAL OPERATING AND FINANCIAL DATA
RECLASSIFIED TO REFLECT SEGMENT REPORTING
(Dollars in thousands)

	Fiscal Year Ended September 30, 2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Closings
West	997	1,048	1,099	1,273	4,417
Mid-Atlantic	295	233	261	449	1,238
Florida	322	304	388	450	1,464
Southeast	725	757	799	1,279	3,560
Other homebuilding	1,143	955	1,069	1,563	4,730
Total closings	3,482	3,297	3,616	5,014	15,409
New orders, net of cancellations
West	898	1,174	1,374	1,336	4,782
Mid-Atlantic	452	496	434	273	1,655
Florida	277	415	453	404	1,549
Southeast	727	1,180	1,205	837	3,949
Other homebuilding	787	1,314	1,268	1,012	4,381
Total new orders	3,141	4,579	4,734	3,862	16,316
Backlog units at end of period
West	1,680	1,806	2,081	2,144	2,144
Mid-Atlantic	857	1,120	1,293	1,117	1,117
Florida	625	736	801	755	755
Southeast	1,097	1,520	1,926	1,484	1,484
Other homebuilding	1,919	2,278	2,477	1,926	1,926
Total backlog units	6,178	7,460	8,578	7,426	7,426

Homebuilding Revenue
West	$232,128	$238,168	$265,337	$311,597	$1,047,230
Mid-Atlantic	97,245	77,527	88,175	143,761	406,708
Florida	74,075	70,850	91,293	110,284	346,502
Southeast	107,379	114,390	123,021	190,542	535,332
Other homebuilding	177,943	154,679	177,395	251,232	761,249
Total homebuilding revenue	$688,770	$655,614	$745,221	$1,007,416	$3,097,021

Land and Lot Sale Revenue
West	$-	$-	$-	$-	$-
Mid-Atlantic	460	-	-	-	460
Florida	322	-	8	7,019	7,349
Southeast	85	241	1,666	983	2,975
Other homebuilding	1,628	601	14,792	11,264	28,285
Total land and lot revenue	$2,495	$842	$16,466	$19,266	$39,069

Total Revenue
West	$232,128	$238,168	$265,337	$311,597	$1,047,230
Mid-Atlantic	97,705	77,527	88,175	143,761	407,168
Florida	74,397	70,850	91,301	117,303	353,851
Southeast	107,464	114,631	124,687	191,525	538,307
Other homebuilding	179,571	155,280	192,187	262,496	789,534
Financial Services	12,484	12,926	14,941	16,801	57,152
Intercompany elimination	(3,589)	(3,815)	(4,870)	(3,560)	(15,834)
Total revenue	$700,160	$665,567	$771,758	$1,039,923	$3,177,408